DERIVATIVE LIABILITIES	12 Months Ended
Dec. 31, 2022
Visiox Pharmaceuticals, Inc. [Member]
Restructuring Cost and Reserve [Line Items]
DERIVATIVE LIABILITIES

9. DERIVATIVE LIABILITIES

As discussed in Note 8, certain features and instruments issued as part of the Company’s debt financing arrangements qualified for derivative accounting under ASC 815, Derivatives and Hedging, as the embedded redemption feature involves a substantial discount, the redemption feature is not clearly and closely related to the debt host, and would meet the definition of a derivative if it were freestanding.

The Company established the initial fair value for the Convertible Note Derivative as of December 3, 2023 and December 31, 2023, which was the date the cash proceeds from the Convertible Note were received. On December 31, 2023 the fair value was remeasured. As such, the Company used a Probability Weighted Expected Return Method (“PWERM”) that fair values the early termination/repayment features of the debt. The PWERM is a multi-step process in which value is estimated based on the probability-weighted present value of various future outcomes. The PWERM was used to value the Convertible Note Derivative for the initial periods and subsequent measurement periods.

The Convertible Note Derivative was classified within Level 3 of the fair value hierarchy at the initial measurement dates and as of December 31, 2023, due to the use of unobservable inputs. The key inputs into the PWERM for the Convertible Note Derivative were as follows at initial value and December 31, 2023:

	Initial Value	December 31, 2023
Probability	1.50%	1.50%
Term	0.40	0.37
Present Value Factor	0.95	0.95

Changes in the fair value of the derivative liability, for which fair value is determined using Level 3 inputs were as follows:

Beginning balance	$-
Addition	10,004
Change in fair value	23
Ending Balance at December 31, 2023	$10,027